UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2006


                                    MDI, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                  0-9463                 75-2626358
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  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)

                 9725 Datapoint Drive
                  San Antonio, Texas                           78229
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (210) 582-2664


                         American Building Control, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On August 23, 2006, in accordance with the provisions of the Company's Bylaws, the Board of Directors (the "Board") of MDI, Inc. (the "Company") appointed Robert E. McCann III to serve as a member of the Board, effective immediately. On August 23, 2006, the Company issued a press release announcing the appointment of Mr. McCann to the Board. A copy of the press release is attached as Exhibit 99.1 under Item 9.01 of this Report. After the appointment of Mr. McCann to the Board, the Board consists of six (6) members.


     Item 9.01. Financial Statements and Exhibits.

     Exhibit. The following exhibits are being filed herewith:

     99.1     Press Release issued by MDI dated August 23, 2006.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: August 23, 2006                   MDI, Inc.



                                         By: /s/ Richard A. Larsen
                                             ---------------------
                                         Richard A. Larsen
                                         Senior Vice President and Secretary



                                  EXHIBIT INDEX


     Exhibit Number            Description
     --------------            -----------

          99.1           Press Release dated August 23, 2006.


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